SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        TOUCHSTONE VARIABLE SERIES TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE VARIABLE SERIES TRUST
                        221 EAST FOURTH STREET, SUITE 300
                              CINCINNATI, OH 45202
                                 (800) 669-2796

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                              GROWTH & INCOME FUND

                          TO BE HELD ON APRIL 25, 2002

     Notice is hereby given that a Special Meeting of Shareholders of the Growth & Income Fund (the "Fund") of Touchstone Variable Series Trust (the "Trust") will be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 on April 25, 2002, at [___:00] a.m. Eastern time or as adjourned from time to time (the "Meeting"), for the following purposes:

     I. To approve a new sub-advisory agreement for the Fund with Zurich Scudder Investments, Inc.; and

     II. To transact such other business as may properly come before the meeting.

     After careful consideration, the Trustees of the Trust unanimously approved Proposal I and recommend that shareholders vote "FOR" Proposal I.

     Proposal I is discussed in detail in the proxy statement attached to this notice. Shareholders of record of the Fund at the close of business on February 25, 2002 are entitled to vote at the Meeting and at any adjournments thereof.

     Regardless of whether you plan to attend the Meeting, please complete, sign, date and return promptly the enclosed proxy card(s) in the envelope provided so that you will be represented at the meeting. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy card at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy card. Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

221 East Fourth Street, Suite 300            By Order of the Board of Trustees,
Cincinnati, Ohio 45202
___________, 2002                            Tina D. Hosking, Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. PLEASE INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) AND RETURN IT(THEM) IN THE ENCLOSED ADDRESSED ENVELOPE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY
CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY PREVENT FURTHER SOLICITATIONS.

                        TOUCHSTONE VARIABLE SERIES TRUST
                              GROWTH & INCOME FUND

                        221 EAST FOURTH STREET, SUITE 300
                              CINCINNATI, OH 45202
                                 (800) 669-2796

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the members of which are referred to as the "Trustees") of Touchstone Variable Series Trust (the "Trust") for use at the special meeting of shareholders of the Trust's Growth & Income Fund (the "Fund"), to be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 on April 25, 2002, at [____:00] a.m. Eastern time or at such later time made necessary by any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about _____________, 2002 or as soon as practicable thereafter.

     The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

     I. To approve a new sub-advisory agreement for the Fund with Zurich Scudder Investments, Inc.; and

     II. To transact such other business as may properly come before the meeting.

     AS DISCUSSED BELOW, SHAREHOLDER APPROVAL OF PROPOSAL I WILL NOT RESULT IN ANY INCREASE IN THE RATE OF THE MANAGEMENT FEE TO BE PAID BY THE FUND.

     In this Proxy Statement, for simplicity, actions from time to time may be described as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

     THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND PORTFOLIO HOLDINGS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING THE TELEPHONE NUMBER SHOWN ABOVE OR WRITING THE FUND AT THE ADDRESS SHOWN ABOVE.

               PROPOSAL I: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

     Touchstone Advisors, Inc. ("Touchstone Advisors"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment adviser to the Fund. In addition, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 200, Cincinnati, Ohio 45202, serves as the administrator of the Fund, and Touchstone Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the distributor of the Fund.

     Since January 1, 1999, Zurich Scudder Investments, Inc., formerly known as Scudder Kemper Investments, Inc. ("Scudder"), has served as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement entered into by Touchstone Advisors and Scudder dated January 1, 1999 (the "Old Sub-Advisory Agreement"). Upon the consummation of the Transaction (defined below) involving Scudder and Deutsche Bank AG, Scudder will undergo a "change in control," resulting in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Old Sub-Advisory Agreement. As required by the 1940 Act, the Old Sub-Advisory Agreement provides for its automatic termination in the event of its assignment.

     In anticipation of the Transaction, a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between the Fund and Scudder (under its post-Transaction ownership) is being proposed for approval by shareholders of the Fund. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit
A. THE NEW SUB-ADVISORY AGREEMENT FOR THE FUND IS SUBSTANTIALLY THE SAME AS THE OLD SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION.

     Scudder (under its post-Transaction ownership) will act as investment sub-advisor to the Fund under an interim agreement (the "Interim Sub-Advisory Agreement") upon the automatic termination of the Old Sub-Advisory Agreement. The Interim Sub-Advisory Agreement, as discussed below, will be in effect as of the date of closing of the Transaction and terminate no later than 150 days from its effective date as required by Rule 15a-4 promulgated under the 1940 Act. The material terms of the Old Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are described below under the section entitled "Description of the Old Sub-Advisory and the Interim Sub-Advisory Agreements."

DESCRIPTION OF THE TRANSACTION

     On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement (the "Transaction Agreement") with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain of Scudder's U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities.

Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management and investment advisory activities of Deutsche Bank and certain of its subsidiaries, and will change its name. The foregoing transaction is referred to in this Proxy Statement as the "Transaction."

     The Transaction will take place in three steps:

     o First, in a merger pursuant to a separate Merger Agreement (the "Merger Agreement"), the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

     o Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

     o Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

     Deutsche Asset Management, including the acquisition of Scudder pursuant to the Transaction, is expected to be the world's fourth largest asset management firm based on assets under management. It is anticipated that Deutsche Asset Management will cause Scudder to do business under the name "Deutsche Investment Management (Americas) Inc." after the consummation of the Transaction.

     In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Scudder and Deutsche Bank is provided below under the section entitled "Information on Scudder and Deutsche Bank."

     As discussed in the "Introduction" above, under the 1940 Act, the consummation of the Transaction will cause the Old Sub-Advisory Agreement with the Fund to terminate automatically. At that time, Scudder (under its post-Transaction ownership) will become the Fund's sub-advisor pursuant to the Interim Sub-Advisory Agreement, which will be in place for the period of time specified below. If the New Sub-Advisory Agreement is not approved by the Fund's shareholders and the Interim Sub-Advisory Agreement terminates pursuant to its terms, the Board will make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund and its shareholders.

     Zurich Financial and Deutsche Bank expect to close the Transaction early in the second quarter of 2002. However, the Transaction is subject to a number of conditions that are set forth in the Transaction Agreement, including a condition requiring shareholder approval of the Transaction. Then non-occurrence of one or more conditions could delay or prevent the closing and the consummation of the Transaction. If the Transaction is not closed, the Old Sub-Advisory Agreement will remain in effect.

POST-TRANSACTION STRUCTURE AND OPERATIONS

     Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will cause a reduction in the quality of services provided to the Funds, or have any adverse effect on Scudder's ability to fulfill its obligations under the New Sub-Advisory Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

     Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met. One condition requires that no "unfair burden" be imposed upon the investment company as a result of such change-in-control transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement, during the two-year period after the change in control, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

     Deutsche Bank and Zurich Financial have represented that they are not aware of any express or implied term, condition, arrangement or understanding that will impose an "unfair burden" on the Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that will have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Fund's shareholders.

DESCRIPTION OF THE OLD SUB-ADVISORY AND THE INTERIM SUB-ADVISORY AGREEMENTS

     The general terms and conditions of the Old Sub-Advisory Agreement are discussed below. The Interim Sub-Advisory Agreement, which will take effect upon consummation of the Transaction, will be in substantially the same form as the Old Sub-Advisory Agreement, except for special provisions required by Rule 15a-4 that are discussed below.

     SCUDDER'S RESPONSIBILITIES. The Old Sub-Advisory Agreement states that Scudder will be responsible for making investment decisions for the portion of the Fund's assets allocated to Scudder by Touchstone Advisors. Scudder's investment decisions are subject to the Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, directions from Touchstone Advisors, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

     In connection with making investment decisions, Scudder's obligations include, but are not limited to, the following:

     o placing orders for the purchase and sale of the Fund's investments directly with issuers or with the brokers or dealers selected by Scudder at its discretion;

     o    preparing regular reports to the Board and Touchstone Advisors;

     o entering into, upon authorization from Touchstone Advisors and the Board, certain contractual arrangements on behalf of the Fund with brokers, dealers and other similar third-party service providers to the Fund;

     o    providing marketing support to the Fund; and

     o    maintaining  the  necessary   brokerage  records  in  connection  with
          portfolio transactions on behalf of the Fund.

     Scudder places orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. Scudder may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder when placing such orders can be done consistently with Scudder's obligation to obtain the most favorable net results. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction if Scudder determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by the particular broker in connection with the transaction.

     The investment sub-advisory services of Scudder to the Fund are not exclusive under the terms of the Old Sub-Advisory Agreement and will not be exclusive under the Interim Sub-Advisory Agreement. Scudder is free to, and does, render investment advisory services to others.

     COMPENSATION PAID TO SCUDDER. In return for the services provided by Scudder as investment sub-advisor, Touchstone Advisors, not the Fund, pays
Scudder a management fee that is accrued daily and payable monthly. The management fee under the Old Sub-Advisory Agreement is calculated, and under the Interim Sub-Advisory Agreement will be calculated, at an annual rate of 0.50% of the average daily net assets of the Fund for the first $150 million of the average daily assets and 0.45% of such average daily net assets in excess of $150 million. Under the Old Sub-Advisory Agreement, Scudder received from Touchstone Advisors $_______________ for the fiscal year ended December 31, 2001.

     As required by Rule 15a-4, the Interim Sub-Advisory Agreement includes a provision that the compensation earned by Scudder under that agreement will be held in an interest-bearing escrow account until shareholder approval of the New Sub-Advisory Agreement is obtained, after which time the amount in the escrow account (together with any interest) will be paid to Scudder.

     Exhibit B sets forth information about Scudder's other investment company clients with investment objectives similar to the investment objectives of the Fund, including information about the fees paid by those clients.

     LIABILITY OF SCUDDER. The Old Sub-Advisory Agreement and the Interim Sub-Advisory Agreement provide that Scudder will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such agreement.

     TERM AND TERMINATION. The Old Sub-Advisory Agreement dated January 1, 1999, was first approved by the Board, including a majority of the Trustees who were not parties to the Old Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting held on ______________. It was submitted for approval by shareholders on _____________ in connection with the retention of Scudder as the Fund's sub-advisor.

     The Old Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party. Termination of the Old Sub-Advisory Agreement by the Fund requires a vote of a majority of the outstanding voting securities of the Fund, a vote of the Board or a decision by Touchstone Advisors. In the event of a material breach, either party may terminate the Old Sub-Advisory agreement if the breach is not cured within a 30-day cure period. As stated above, the Old Sub-Advisory Agreement automatically terminates in the event of its assignment.

     The Interim Sub-Advisory Agreement was approved by the Board, including a majority of the Trustees who will not be parties to the Interim Sub-Advisory Agreement or interested persons of any such party, at a meeting held on February 21, 2002. As required by Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement, which will take effect upon completion of the acquisition of Scudder by Deutsche Bank, will be subject to a maximum term of 150 days. In addition, Touchstone Advisors, the Board or holders of a majority of the Fund's shares may terminate the Interim Sub-Advisory Agreement at any time without penalty on not more than 10 days written notice. Scudder may terminate the Interim Sub-Advisory Agreement upon not less than 60 days prior written notice.

     If the Fund has not received the requisite shareholder approval for the New Sub-Advisory Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank and the Interim Sub-Advisory Agreement terminates pursuant to its terms, the Board will consider other appropriate arrangements for the management of the Fund's assets.

THE NEW SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement for the Fund will be dated May 1, 2002. The New Sub-Advisory Agreement will be in effect for an initial term ending on December 31, 2002 and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund or by the Board and, in either event, by the vote of a majority of the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), cast in person at a meeting called for such purpose.

     In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement and the Old Sub-Advisory Agreement and the Interim Sub-Advisory Agreement terminate as discussed above, the Board of the Trust will take such action as it deems to be in the best interests of the Fund and its shareholders, including (without limitation) re-submitting this Proposal for shareholder approval. In the event the Transaction is not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Old Sub-Advisory Agreement for such periods as may be approved at least annually as set forth above.

     The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. Any description in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to the actual text of the New Sub-Advisory Agreement.

DIFFERENCES BETWEEN THE OLD AND NEW SUB-ADVISORY AGREEMENTS

     The New Sub-Advisory Agreement is substantially the same as the Old Sub-Advisory Agreement in all material respects, except for the dates of execution and termination. The rate of the investment management fee to be paid to Scudder by Touchstone Advisors will not increase as a result of the Transaction.

INFORMATION ON SCUDDER AND DEUTSCHE BANK

     SCUDDER. Scudder, located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     As of December 31, 2001, the outstanding securities of Scudder were held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

     On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

     The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

     Steven Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

     Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

     Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

     Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

     Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

     Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

     Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

     Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

     Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Insurance Group, Inc.

     Gunther  Gose,  Mythenquai  2,  P.O.  Box  CH-8022,  Zurich,   Switzerland.
     Director, Scudder. Chief Financial Officer, Zurich Insurance Company.

     INFORMATION ON DEUTSCHE BANK. Deutsche Bank, a global financial institution, is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized under the laws of Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in assets managed in the United States for approximately 96 open- and closed-end investment companies. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management, which, as of December 31, 2001, had more than $231 billion in assets under management.

     Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its first tier subsidiaries, which, following the Transaction, will include Scudder.

     As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

     Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

     The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement and Scudder and Deutsche Bank and their respective affiliates has been provided to the Trust by Zurich Financial Services and Deutsche Bank A.G.

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on February 21, 2002, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Sub-Advisory Agreement and who is not an "interested person" (as defined in the 1940 Act) of the Trust, the Advisor or Scudder.)

     In connection with the Board meeting, the Board received materials relating to the New Sub-Advisory Agreement, Deutsche Bank, Deutsche Asset Managment and the Transaction, including: (1) copies of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, (2) a copy of Deutsche Asset Management's Form ADV, (3) a copy of Deutsche Asset Management's audited financial statements for the years ended December 31, 1999 and 1998, (4) a copy of Deutsche Asset Management's Code of Ethics, (5) information about the management, financial position and business of Deutsche Bank, (6) information about the structure, operations and investment processes of the combined investment management organization after the Transaction, and (7) information about the anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate the organizations.

     At the Board meeting, management of Touchstone Advisors discussed the investment performance of the Fund and appropriate benchmarks and peer groups. Management of Touchstone Advisors also informed the Board that Deutsche Bank had provided certain assurances to the Touchstone Advisors, including the following:

     o Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of various investment advisory entities that comprise Deutsche Asset Management and Scudder, including the plan to create a global research-centric investment management organization.

     o The Transaction will not result in an increase in the rate of the sub-advisory fee or any material change in any provision of the Current Sub-Advisory Agreement.

     o Deutsche Bank does not anticipate making any material change in the manner in which investment sub-advisory services are rendered to the Fund or any change in the portfolio management team that currently provides the services.

     o Deutsche Bank is committed to the continuance, without interruption, of services to the Fund of at least the type and quality currently provided by Scudder and its affiliates.

In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Fund and met separately with the Independent Trustees before the Board meeting.

     In determining whether or not it was appropriate to approve the New Sub-Advisory Agreement and to recommend approval of the New Sub-Advisory Agreement to the shareholders, the Board, including the Independent Trustees, considered among other things: (1) the nature, quality and extent of the services to be provided by Deutsche Asset Management after the closing of the Transaction, (2) Deutsche Bank's assurances that the portfolio management team providing sub-advisory services to the Fund will not change as a result of the Transaction, and (3) the fact that the terms of the New Sub-Advisory Agreement, including the rate of the sub-advisory fee, are identical to the terms of the Current Sub-Advisory Agreement, except for the name of the sub-advisor, the effective date and the date of termination. After consideration of the above factors and such other factors and information it considered relevant, the Board concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, approval of the New Sub-Advisory Agreement will permit the Fund to obtain sub-advisory services without interruption, and approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Sub-Advisory Agreement.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                           PROPOSAL II: OTHER BUSINESS

     The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

PROXY SOLICITATION

     The cost of the Meeting, including the preparation, printing and mailing of the enclosed proxy materials and the solicitation of proxies, will be paid by Scudder. The principal solicitation will be by mail. Proxies may also be solicited by telephone, telegraph, the Internet, facsimile or personally by officers or agents of the Trust. [INFORMATION ABOUT PROXY SOLICITATION FIRM TO BE ADDED]

SHAREHOLDER VOTING

     Shareholders of record of the Fund at the close of business on February 25, 2002 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the number of shares of the Fund (representing the corresponding number of votes) outstanding was ____________________.

     Other than shares purchased in connection with providing seed capital, the shares of the Fund may be purchased by separate accounts of insurance companies, including affiliated companies of the Trust, such as Western-Southern Life Assurance Company ("WSLAC"), Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity"), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Securities and Exchange Commission, shares of the Fund also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and Touchstone Advisors (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by Touchstone Advisors. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Fund will be referred to collectively as the "Participating Insurance Companies" and individually, as the context requires, as a "Participating Insurance Company."

INSTRUCTIONS FROM CONTRACT OWNERS

     Contract owners (collectively, the "Contract Owners") who select the Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner's interest with respect to the Proposal. Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

     The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Growth & Income sub-account in each applicable separate account, the percentage that represents a Contract Owner's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

     In the event that any Contract Owner investing in the Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company's separate account. Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportions as the shares for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

     Under certain group contracts, participants in the group may be entitled to
provide  voting   instructions.   A  participant   entitled  to  provide  voting
instructions will be referred to as a "Voting Participant."

     Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company).

QUORUM

     The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC, Columbus and Integrity are the legal owners of a majority of shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC, Columbus and Integrity to vote on the Proposal. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the Record Date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

ABSTENTIONS

     Proxies that reflect abstentions or on which voting instructions are not marked ("non-votes") will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on each proposal.

REQUIRED VOTE

     Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

     In the event the New Sub-Advisory Contract is not approved by the Fund's shareholders, the Board will consider appropriate action.

5% RECORD OWNERSHIP AND MANAGEMENT OWNERSHIP

     As of February 25, 2002, the persons known by the Fund to be record owners of 5% or more of the outstanding shares of the Fund and the persons entitled to give voting instructions with respect to 5% or more of the outstanding shares of the Fund are set forth in Exhibit C. As of the same date, the Trustees and officers of the Trust were entitled to give voting instructions with respect to less than 1% of the Fund's outstanding shares.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

     Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF OTHER AVAILABLE VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Trustees,


                                        Tina D. Hosking, Secretary

                                    EXHIBIT A

                                     FORM OF
                           NEW SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE GROWTH & INCOME FUND
                        TOUCHSTONE VARIABLE SERIES TRUST

     This SUB-ADVISORY AGREEMENT is made as of ______________, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and ZURICH SCUDDER INVESTMENTS, INC., a _____________ corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Variable Series Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Touchstone Growth & Income Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby represents that (i) it has authority under the Advisory Agreement to appoint the Sub-Advisor to act as an investment advisor to the Trust, and (ii) this Agreement is valid and binding upon the Advisor. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The
Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time reasonably request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund in a manner comparable to the support provided to comparable clients of the Sub-Advisor, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 6, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, provided counsel to the Trust determine that the use of such information and the manner of presentation of such information is legally permissible, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor,
     (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) with respect to clients whose names are provided to the Advisor by the Sub-Advisor in writing prior to use, permission to use the names of these clients, subject to any restrictions imposed by clients on the use of such names or by the Investment Advisors Act of 1940 and the rules adopted thereunder.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by

     Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor shall seek to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly and at such other times as reasonably requested by the Board of Trustees, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. The Sub-Advisor may execute standard account documentation, agreements, contracts and other documents (collectively, the "Account
     Documents") as the Sub-Advisor may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Advisor's management of the Fund Assets, provided that the Advisor and the Trust's Board of Trustees first authorize the Sub-Advisor to execute Account Documents. In such respect, and only for this limited purpose, the Sub-Advisor shall act as the agent and/or attorney-in-fact of the Trust and/or the Advisor.

          e. The Advisor recognizes that, subject to the provisions of Section 2c, Scudder Investor Services, Inc. or its successor ("SIS"), an affiliate of the Sub-Advisor, may act as the regular broker for the Fund so long as it is lawful for it so to act and that SIS may be a major recipient of brokerage commissions paid by the Fund. SIS may effect securities transactions for the Fund only if (i) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (ii) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

          f. The Advisor understands that (i) when orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions generally will be executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first,
     (ii)  although all orders  placed on behalf of the Fund will be  considered free trades, having an order placed first in the market does not necessarily guarantee the most favorable price, and (iii) purchases will be combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned.

          g. The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor for the provision of certain personnel and facilities to the Sub-Advisor to better enable it to fulfill its duties and obligations under this Agreement.

          h. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          i. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          j. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to seek to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.50% of the first $150 million of the average daily net assets of the Fund, and 0.45% of such average daily net assets in excess of $150 million.

          b. The fee of the Sub-Advisor hereunder shall be computed and accrued daily and paid monthly. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the fee to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Combined Funds shall be computed by the same method as the Trust and the Touchstone Series Trust use, respectively, to compute the net asset value of each such Fund for purposes of purchases and redemptions of shares thereof.

          c. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. Furthermore, it is understood that the Sub-Advisor may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time and nature of the action taken, with respect to the Fund. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the performance of other comparable accounts to whom the Sub-Advisor provides services and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees, on an ongoing basis, to notify the Advisor of any change in the individual(s) responsible for day-to-day management of the Fund and any material change in the investment strategies employed by the Sub-Advisor in managing the Fund. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     Nothing in this Agreement shall prevent the Sub-Advisor, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment advisor for any other person, firm, or corporation, and shall not in any way limit or restrict the Sub-Advisor or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Sub-Advisor of its duties and obligations under this Agreement. The Sub-Advisor will (i) supply to the Advisor, upon the execution of this Agreement, with a true copy of its currently effective Code of Ethics and policies regarding insider trading and (ii) thereafter supply to Advisor copies of any amendments to or restatements of such Code of Ethics or insider trading policies. The Sub-Advisor agrees to provide the Advisor, on a quarterly basis, a report with respect to material violations of the Sub-Advisor's Code of Ethics or insider trading policies by portfolio managers who have responsibility for managing the Fund or a written statement indicating that no such violations have occurred during the quarter. In addition, the Sub-Advisor agrees to provide to the Advisor such other information concerning violations of its Code of Ethics or insider trading policies to the same extent that it provides such information to the Boards of Directors of its proprietary mutual funds. The parties agree to be bound by the provisions of Rule 17j-1 under the 1940 Act as it may be amended to the extent that the provisions of the Rule are stricter than the provisions of this paragraph.

     5. PROVISION OF INFORMATION BY THE ADVISOR. To facilitate the Sub-Advisor's fulfillment of its obligations under this Agreement, the Advisor agrees (i) promptly to provide the Sub-Advisor with all amendments or supplements to the Trust's registration statements, its Agreement and Declaration of Trust, and its By-Laws, (ii) on an ongoing basis, to notify the Sub-Advisor expressly in writing of each change in the fundamental and nonfundamental investment policies of the Fund, (iii) to provide or cause to be provided to the Sub-Advisor on an ongoing basis such assistance as may reasonably be requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Fund's affairs,
(iv) to provide or cause to be provided to the Sub-Advisor on an ongoing basis such information as is reasonably requested by the Sub-Advisor for performance by the Sub-Advisor of its obligations under this Agreement and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if such alleged breach or negligent act is the result of the Advisor's failure to provide or cause to be provided such requested information and the Sub-Advisor's reliance on the information most recently furnished to the Sub-Advisor, and (v) promptly to provide the Sub-Advisor with any guidelines and procedures applicable to the Sub-Advisor or the Fund adopted from time to time by the Board of Trustees of the Trust and all amendments thereto.

     6. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, the Advisor and the Trust shall immediately cease to use the name of the Sub-Advisor.

     7. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Sub-Advisor shall not be liable to the Advisor or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or reckless disregard of, the duties of the Sub-Advisor under this Agreement. As used in this Section 7, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     8. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     9. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     10.  RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2002; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after the written notice.

          d. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          e.   The  terms  "affiliated   persons,"   "assignment,"   "interested
     persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in Section 2(a) of the 1940 Act.

     11. SEVERABILITY AND INCORPORATED EFFECT. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of specific or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     12. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 221 E. Fourth Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 345 Park Avenue, New York, New York 10154.

     13. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of Ohio, or any of the provisions in the Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        TOUCHSTONE ADVISORS, INC.

Attest:


                                        BY
-----------------------------------        --------------------------------
                                           Jill T. McGruder
                                           President

Name:
     ------------------------------
Title:
      -----------------------------

                                        ZURICH SCUDDER INVESTMENTS, INC.

Attest:


                                        BY
-----------------------------------        --------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------
Title:                                  Title:
      -----------------------------           -----------------------------

                                    EXHIBIT B

                        FUND MANAGEMENT FEES, NET ASSETS
                          AND AGGREGATE MANAGEMENT FEES

The following table provides information with respect to other funds managed by Scudder, which funds have an investment objective similar to the investment objective of the Fund.

             FUND                                    OBJECTIVE                                FEE RATE+              NET ASSETS*
             ----                                    ---------                                --------               ----------

U.S. GROWTH AND INCOME FUNDS
Scudder Balanced Fund              Balance of growth and income from a diversified     0.470% to $1.5 billion      $   934,277,783
                                   portfolio of equity and fixed-income securities.    0.445% next $500 million
                                                                                       0.420% over $2 billion

Scudder Dividend & Growth Fund     High current income and long-term growth of         0.750% to $500 million      $    31,675,170
                                   capital by investing primarily in common stocks,    0.700% over $500 million
                                   convertible securities and real estate investment
                                   trusts.

Scudder Growth and Income Fund     Long-term growth of capital, current income and     0.450% to $14 billion       $ 6,890,176,215
                                   growth of income while actively seeking to          0.425% next $2 billion
                                   reduce downside risk as compared with other         0.400% next $2 billion
                                   growth and income funds.                            0.385% over $18 billion

INSURANCE/ANNUITY PRODUCTS

Growth and Income Portfolio        Long-term growth of capital, current income and     0.475% of net assets        $   194,871,230
                                   growth of income.

             FUND                                    OBJECTIVE                                FEE RATE+              NET ASSETS*
             ----                                    ---------                                --------               ----------

SVS Growth and Income Portfolio    Long-term capital growth and current income.        0.950% to $250 million      $   178,848,733
                                                                                       0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

* Unless otherwise noted, the information provided above is shown as of the end of each Fund's most recent fiscal year.

+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain funds, from time to time, may be subject to waiver and/or expense limitations. In particular, Scudder has agreed to waive or reimburse a portion of its management fee during the first year following the closing of the Transaction if the funds incur expenses for special meetings of the Board of Directors related to integration of management of the funds.

                                    EXHIBIT C

                               5% RECORD OWNERSHIP

                                [TO BE PROVIDED]

                        TOUCSHTONE VARIABLE SERIES TRUST

                                 IMPORTANT NEWS
                      FOR GROWTH & INCOME FUND SHAREHOLDERS

     Although we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. On December 3, 2001, the majority owners of Zurich Scudder Investments, Inc., your Fund's sub-advisor ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial Services entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management.

     As a result of the sale of Scudder to Deutsche Bank, your Fund's sub-advisory agreement with Scudder will terminate. In order for Scudder to continue to serve as sub-advisor to your Fund, the Fund's shareholders must approve a new sub-advisory agreement. The enclosed Proxy Statement gives you additional information about Deutsche Bank and the proposed new sub-advisory agreement as well as certain other matters. You are being asked to vote on the new sub-advisory agreement for your Fund. THE BOARD OF TRUSTEES OF TOUCHSTONE VARIABLE SERIES TRUST, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE TRUST, SCUDDER OR DEUTSCHE BANK, RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

Q.   WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment advisory agreement, including a sub-advisory agreement, whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new sub-advisory agreement with your Fund.

Q.   HOW  WILL  THE  TRANSACTION   WITH  DEUTSCHE  BANK  AFFECT  ME  AS  A  FUND
     SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction. The primary difference is that the sub-advisor to your Fund's investment advisor will be combined with and integrated into Deutsche Asset Management. THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT ARE THE SAME IN ALL MATERIAL RESPECTS AS THE CURRENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION.

Q.   WHAT WILL  HAPPEN  IF  SHAREHOLDERS  DO NOT  APPROVE  THE NEW  SUB-ADVISORY
     AGREEMENT?

A. If shareholders do not approve the new sub-advisory agreement, the current sub-advisory agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund and its shareholders. This is discussed in more detail in the enclosed Proxy Statement.

Q. WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME IF THE SHAREHOLDERS APPROVE OF THE NEW SUB-ADVISORY AGREEMENT?

A. The investment advisory fee rates paid by your Fund will not increase as a result of the Transaction or the implementation of the new sub-advisory agreement.

Q.   HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the members of the Board of Touchstone Variable Series Trust, including those who are not affiliated with the Trust, Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new sub-advisory agreement. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement under "Evaluation by the Board of Trustees."

Q. WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder will be responsible for these costs.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.   Please call the Fund at 800-669-2796.

                             [TOUCHSTONE LETTERHEAD]

April ____, 2002

Dear Touchstone Producer:

     The  attached  materials,  including  the cover  letter,  Notice of Special
Meeting, Proxy Statement and authorization card, will be mailed on or about _________________, 2002 to Touchstone variable annuity contract holders electing to invest in the Growth & Income subaccount. As required by the Voting Rights section of the applicable prospectus, contract holders are being asked to provide voting instructions on a proposal (briefly discussed below), which will affect the Growth & Income Fund of Touchstone Variable Series Trust (the "Trust")

     Proposal I in the Proxy Statement asks the Fund's shareholders to approve a new sub-advisory agreement between Touchstone Advisors, Inc. and Zurich Scudder Investments, Inc. ("Scudder"). The current sub-advisory agreement with Scudder will terminate automatically upon the closing of a proposed transaction whereby Deutsche Bank AG will acquire Scudder. The prospectus for each Touchstone variable annuity explains the voting rights of variable annuity contract owners. We must receive the client's authorization card by the close of business on _________________, 2002 in order to process the voting instructions prior to the meeting of Trust shareholders.

     Please read the attached Proxy Statement to familiarize yourself with the proposal. The Board of Trustees of the Trust has recommended a vote "FOR" the proposal. Clients may call the Touchstone Variable Annuity Service Center with any questions.

     If you have any questions, please call Touchstone Marketing Services at:

               Broker Dealers -              800-638-8194
               Financial Institutions -      800-285-2858

     Thank you for doing business with Touchstone and Western-Southern Life Assurance Company.

                                        Sincerely,


                                        Jill T. McGruder
                                        President
                                        Touchstone Family of Funds and
                                        Variable Annuities

Touchstone variable annuity products are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio and distributed by Touchstone Securities, Inc.*

--------
* Member NASD/SIPC

                             [TOUCHSTONE LETTERHEAD]
April ____, 2002

Dear Variable Annuity Contract Owner:

     Your interest in the Touchstone Growth & Income subaccount within your Touchstone variable annuity contract entitles you to provide voting instructions on an upcoming proposal. The proposal is discussed briefly below, and the prospectus for your Touchstone variable annuity explains the voting rights of variable annuity contract owners.

     You are being asked to provide voting instructions in connection with a proposal to approve a new investment sub-advisory agreement between Touchstone Advisors, Inc. (on behalf of Growth & Income Fund) and Zurich Scudder Investments, Inc. ("Scudder"), the sub-advisor of the Growth & Income Fund. The current sub-advisory agreement with Scudder will terminate automatically upon the closing of the proposed acquisition of Scudder by Deutsche Bank AG. Please review the enclosed Proxy Statement for more information about the proposal.

     The Board of Trustees of Touchstone Variable Series Trust has determined that this proposal is in the best interest of the shareholders of Growth & Income Fund and has recommended that shareholders vote "FOR" the proposal.

     We  must  receive  the  enclosed   authorization   card  with  your  voting
instructions no later than _______________________, 2002 in order to process your instructions prior to the Special Meeting of shareholders on April 25, 2002.

     By mail: Complete, sign and mail the enclosed authorization card in the postage-paid envelope that has been provided. Please allow adequate time for mailing.

     By fax: Complete and sign the enclosed authorization card and fax both sides to 513-362-8320

     If you have any questions or need any help with your voting instructions, please call the Touchstone Variable Annuity Service Center toll-free at 1-800-669-2796.

                                        Sincerely,


                                        Jill T. McGruder
                                        President
                                        Touchstone Family of Funds and
                                        Variable Annuities

Touchstone variable annuity products are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio and distributed by Touchstone Securities, Inc.*

--------
* Member NASD/SIPC

                        TOUCHSTONE VARIABLE SERIES TRUST
                         TOUCHSTONE GROWTH & INCOME FUND

                                    P R O X Y

     This proxy is solicited by the Board of Trustees of Touchstone Variable Series Trust for use at a Special Meeting of shareholders of the Touchstone Growth & Income Fund (the "Fund") to be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 on April 25, 2002, at ____:00 a.m.

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as a vote against Proposal I.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW.

I. Approval of a new sub-advisory agreement between Touchstone Advisors, Inc. and Zurich Scudder Investments, Inc. with respect to the Fund.

          FOR
                   ------------------------

          AGAINST
                   ------------------------

          ABSTAIN
                   ------------------------

II. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

RECEIPT OF NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Dated:                         , 2002        Sign here:
       ------------------------                         ------------------------

Dated:                         , 2002        Sign here:
       ------------------------                         ------------------------

Important: Joint owners must EACH sign. Signature(s) should appear exactly as name(s) appears on the proxy Card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                  THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST
                    FOR THE GROWTH & INCOME FUND (THE "FUND")

This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned contract owner under a variable life or variable annuity contract funded by the above-referenced separate account. If you do not return this authorization card, the above-referenced separate account will vote the fund shares attributable to your interest in the separate account, for, against, or abstaining, in the same proportions as the shares for which voting instructions have been received from other contract owners investing through the separate account. If you return the authorization card but do not mark your voting instruction on the reverse side, the above-referenced separate account will vote the fund shares attributable to your interest in the separate account in the same proportions as the shares for which instructions have been received from other contract owners investing through the separate account.

                                        Dated:                            , 2002
                                               ---------------------------
                                        PLEASE SIGN AND DATE THIS  AUTHORIZATION
                                        CARD AND RETURN PROMPTLY IN THE ENCLOSED
                                        ENVELOPE

[Contract Owner Name and Address]
                                                    [Signature Box]

                                                      Signature(s)

                                        Please sign  exactly as  name appears on
                                        this  card.  When  the account is in the
                                        name  of more  than one  Contract Owner,
                                        all   should   sign.   When  signing  as
                                        administrator,  trustee, plan sponsor or
                                        guardian,  please   give  title.   If  a
                                        corporation  or  partnership,   sign  in
                                        entity's name and by authorized persons.

           Please fold and detach card at perforation before mailing.

   Please fill in box(es) as shown using black or blue ink or number 2 pencil.

                       PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement for a discussion of Proposal I. This authorization card is solicited in connection with the Special Meeting of the shareholders of the Touchstone Variable Series Trust Growth & Income Fund (the "Fund") to be held at 221 East Fourth Street, Cincinnati, Ohio 45202, ___:00 a.m., Eastern Time, on April 25, 2002, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE FUND SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR THE SPECIAL MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the separate account how to vote such shares.

THE BOARD OF TRUSTEES OF TOUCHSTONE VARIABLE SERIES TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW.

                                             FOR         AGAINST         ABSTAIN

I.   To   approve  a  new   sub-advisory     [ ]           [ ]             [ ]
     agreement    between     Touchstone
     Advisors,  Inc. and Zurich  Scudder
     Investments,  Inc.  with respect to
     the Fund.

II.  In their  discretion,  to vote upon     [ ]           [ ]             [ ]
     such other business,  including any
     adjournment of the special meeting,
     as may  properly  come  before  the
     meeting.